Exploration Expenses (Tables)	12 Months Ended
Dec. 31, 2011
Exploration Expenses [Abstract]
Summary Of Exploration Expenditures

	Years Ended December 31,
	2011	2010
Mongolia
Oyu Tolgoi (1)	$31,816	$83,358
Coal Division	68,242	49,175
Other Mongolia Exploration	6,447	2,007

	106,505	134,540
Australia	166,457	73,844
Indonesia	4,396	4,594
Other	5,230	5,648

	$282,588	$218,626

(1)

Until March 31, 2010, exploration costs charged to operations included development costs associated with the Oyu Tolgoi Project in Mongolia. On April 1, 2010, Ivanhoe Mines commenced capitalizing Oyu Tolgoi Project development costs. As of this date, reserve estimates for the Oyu Tolgoi Project had been announced and the procedural and administrative conditions contained in the Investment Agreement were satisfied. During the year ended December 31, 2011, additions to property, plant and equipment for the Oyu Tolgoi Project totalled $2,817.3 million (December 31, 2010—$911.0 million), which included development costs.